EXHIBIT 99.1



                                   [AHM LOGO]

                    Lehman Brothers 2004 Small Cap Conference
                                November 19, 2004
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                     American Home Mortgage Investment Corp.

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Cautionary Note Regarding Forward-Looking Statements: This presentation contains statements about future events and expectations, which are "forward-looking statements." Any statement in this release that is not a statement of historical fact, including, but not limited to, earnings guidance and forecasts, projections of financial results, and expected future financial position, dividends and dividend plans and business strategy, is a forward-looking statement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause American Home's actual results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: American Home's limited operating history with respect to its portfolio strategy; risks associated with the use of leverage; American Home's failure to retain its status as a real estate investment trust; the potential fluctuations in American Home's operating results; American Home's potential need for additional capital; the direction of interest rates and their subsequent effect on American Home's business; federal and state regulation of mortgage banking; and those risks and uncertainties discussed in filings made by American Home with the Securities and Exchange Commission. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from expectations. American Home does not assume any responsibility to issue updates to any forward-looking statements discussed in this press release, whether as a result of new information, future events or otherwise.


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                                Corporate Profile
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      o     American Home Mortgage Investment Corp. (NYSE: AHM)

      o     Hybrid Mortgage REIT

      o     Self-Originates and Holds Mortgage-backed Securities

      o     Focuses on High-Credit-Quality Assets

      o     Offers Strong Dividend with Opportunity for Rapid Growth

      o     Operates 20th Largest Prime Mortgage Originator in the United States


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                                 Business Model
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o     Focus on Building our Portfolio's

      o     Value

      o     Yield

o Value and Yield Building is Accomplished by Originating Loans, Creating Structured Securities and Investing in Higher-Yielding Securities

o     Mortgage Origination Business Enables Portfolio to Grow In Value and Yield

o     Risk-Averse Portfolio Management Strategy


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                    Growing Portfolio Value and Yield through
                           Structured Securitizations
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o     Securitization Process Converts Value Created by the Mortgage Origination
      Business into increased Portfolio Value and Higher Yield

o Securitization Structure Designed to Create High-Yielding Securities which are Retained while Lower-Yielding Securities are Sold

o     Increases Portfolio Value and Yield with Limited Capital Commitment


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                   Both Investment and Origination Businesses
                         are Benefited by our Tax Status
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o     Net Interest Income from the Portfolio is Untaxed Provided it is Paid Out as Dividends

o     Much of the Value Created by the Mortgage Origination Business is Untaxed

      o Value is realized as an addition to portfolio value, and not through an asset sale

o Tax Structure Provides a Significant Advantage Over Taxable Mortgage Asset Holders and Taxable Mortgage Originators


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                               Portfolio Strategy
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o     Yield and Yield Growth Driven by Self-Origination Capability

o     Consequently, a Defensive Portfolio Management Strategy is Possible

o     Key Components of Defensive Strategy

      o     Duration Neutral

      o     High Credit Quality

      o     Low Exposure to Extension and Prepayment due to short resetting ARM
            Assets


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                               Portfolio Strategy
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o     Return Not Benefited by the Slope of the Yield Curve

o     Agnostic About Direction of Interest Rates

      o Return Not Dependent on Finding Value or Other Portfolio Management Strategies


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                       Projected Yield and Yield Variance
                       (Portfolio Income Before Expenses)
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                  ROEs for Instantaneous Interest Rate Changes
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
---------------------------------------------------------------------------------------------------

                                      -100 bp  -50 bp   0 bp   +50 bp  +100 bp Flattener  Steepener
                                      -------------------------------------------------------------
Portfolio as of 9/30/2004               13.0%   17.0%   19.2%   17.8%   12.7%   14.1%     23.9%

Q3 Securitization ($1.045 billion*)     17.2%   22.8%   25.6%   24.2%   18.8%   18.6%     32.9%


*$2.364 billion securitization: $1.319 billion sold for cash, $1.045 billion retained for portfolio Flattener and Steepner represent 2-10 yr. 50 bp interest rate shocks. Assumes 12:1 leverage.


Based on company projections and are to be used as a representative model only. Actual results may vary.


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                            Portfolio Characteristics
                               September 30, 2004
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  [THE FOLLOWING TABLES WERE DEPICTED AS PIE CHARTS IN THE PRINTED MATERIAL.]


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Portfolio Size
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Self Originated      41%
Market Bought        59%


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Loan Types
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3/1 ARMs             14%
5/1 ARMs             70%
Short Reset          16%
(Less than 1 year)


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Credit Quality
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AAA and Agency       96%
Other                 4%

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                              Portfolio Statistics
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MBS Duration                     1.312  Years
Liabilities & Hedge Duration    -1.314  Years
                                -------------
Net Duration                    -0.002  Years
Convexity                       -.97    Price/Yield

Average Life                     2.35   Years
Average Mark                     100.27 of par
Leverage                         12.0   Times Equity


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                           Risk Mitigation Strategies
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o     Ongoing Hedging to Maintain Duration Neutral Position

o     Key Rate Management

o     Concentration on Short Reset ARMs

      o     Reduced Extension / Prepayment Exposure

      o     Reduced Spread Volatility

o     BlackRock Tools and Consultation

o     Concentration on High-Credit-Quality Assets


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                          Mortgage Origination Business
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o     Origination Business Drives Growth in the Value and Yield of the Mortgage
      Portfolio

o Company Aims to Aggressively Grow the Origination Business to Speed Portfolio Value and Yield Growth


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                    Mortgage Origination Business - Overview
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o     Trend in origination volume:

      o   2000              $   3.0 Billion

      o   2001              $   7.8 Billion

      o   2002              $  12.2 Billion

      o   2003              $  21.7 Billion

      o   YTD 9/30/04       $  16.3 Billion


o     Average national market share:

      o   2000              0.29 %

      o   2001              0.38 %

      o   2002              0.47 %

      o   2003              0.60 %

      o   YTD 9/30/04       0.80 %


Source:  Inside Mortgage Finance, Copyright 2004


                        Top Mortgage Originators in 2004
                      (For 3 months - Dollars in Billions)

                                                                       2Q04
Rank  Lender                                                          Volume
----  -----------------------------------------------------------     ------

1     Countrywide Financial Corp., CA                                 $99.66
2     Wells Fargo Home Mortgage, CA                                   $96.08
3     Washington Mutual, WA                                           $76.36
4     Chase Home Finance, NJ                                          $56.87
5     CitiMortgage, Inc., MO / Principal Residential Mortgage, IA     $40.13
6     Bank of America, NC                                             $28.46
7     GMAC Residential Holdings, PA                                   $24.44
8     ABN Amro Mortgage, MI                                           $19.43
9     National City Mortgage, OH                                      $18.73
10    Cendant Mortgage (2), NJ                                        $17.63
11    Homecomings, MN                                                 $13.73
12    HSBC Mortgage Corp. USA, NY                                     $12.63
13    Golden West Financial Corp./World, CA                           $12.40
14    Aurora Loan Services, Inc., CO                                  $11.26
15    GreenPoint Mortgage Funding, CA                                 $11.17
16    First Horizon Home Loans, TX                                    $10.38
17    IndyMac Bancorp, Inc., CA                                       $ 9.42
18    Flagstar Bank, FSB, MI                                          $ 9.00
19    SunTrust Mortgage, Inc., VA                                     $ 8.81
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20    American Home Mtg. Investment, NY                               $ 6.62
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21    RBC Mortgage, IL                                                $ 5.90
22    Impac Funding Corporation, CA                                   $ 5.50
23    Branch Banking & Trust Co., NC                                  $ 5.46
24    U.S. Bank Home Motgage, MN                                      $ 5.22
25    Wachovia/First Union Mtg., NC                                   $ 5.05
26    Ohio Savings Bank, F.S.B. (E), OH                               $ 4.50
27    First Magnus Financial Corp., AZ                                $ 4.09
28    Netbank, SC                                                     $ 3.90
29    CTX Mortgage, TX                                                $ 3.50
30    E*Trade, VA                                                     $ 3.39


Source:  National Mortgage News, Copyright 2004


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                                Benefits of Scale
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o     Lower Per Loan Production Costs

o     Better Terms of Business with Counterparties

      o     Fannie Mae / Freddie Mac

      o     Liquidity Providers

      o     Service Providers

o     Enhanced Ability to Improve Production Platform

      o     Technology

      o     Marketing Innovations


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                       Origination Business Growth Drivers
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o     Inexpensive Acquisitions

      o   Origination Franchise being Built at Less than Replacement Cost

      o   Recent Acquisition from Washington Mutual

o     Rapid Organic Growth


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                            Nationwide Branch Network
                                  November 2004
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o     American Home Mortgage originates mortgages through approximately 325 branches in 40 states

o     Approximately 4,145 Employees


                                [GRAPHIC OMITTED]


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                           Production Characteristics
                              (Third Quarter 2004)
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  [THE FOLLOWING TABLES WERE DEPICTED AS PIE CHARTS IN THE PRINTED MATERIAL.]


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Credit Quality
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High Credit Quality Jumbo Loans      23%
Alt A                                16%
Home Equity & Second Mortgages        5%
Non-Prime                             2%
Agency Eligible                      54%


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Retail vs. Wholesale
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Wholesale        49%
Retail           51%


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Largest States
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AZ            5%
VA            5%
MD            7%
IL           15%
CA           23%
All Other    45%


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Fixed vs. ARMs
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ARMs        56%
Fixed       44%


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                           Strong Access to Liquidity
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                            Commercial Paper Program
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o     $2.0 Billion Lehman Sponsored Asset-Backed CP Guaranteed by Bank of
      America, Caylon and ABN Amro

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                    Warehouse and Loan Gestation Facilities
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      UBS                                  $1.2 billion
      Bank of America Syndication           600 million
      RBS Greenwich Capital                 500 million
      CDC IXIS                              450 million
      Morgan Stanley                        350 million
      Caylon                                200 million
                                           ------------
                                           $3.3 billion

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                        Securities Repurchase Facilities
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      Bank of America       Bear Stearns         Citigroup
      Credit Suisse         Deutsche Bank        Goldman Sachs
      Lehman Brothers       Merrill Lynch        UBS
      Morgan Stanley        Nomura               Greenwich Capital


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                          Outstanding Financial Results
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                 American Home Mortgage's Results For Four Full
                       Years Since Initial Public Offering
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   [THE FOLLOWING TABLES WERE DEPICTED AS BAR GRAPHS IN THE PRINTED MATERIAL.]

AHM Loan Originations
92% CAGR
        (Billions)
------------------
2000      $ 3.0
2001      $ 7.8
2002      $12.2
2003      $21.7



     Revenues
95% CAGR
        (Millions)
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2000      $ 58.3
2001      $126.1
2002      $232.8
2003      $432.1


    Net Income
139% CAGR
        (Millions)
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2000      $  5.4
2001      $ 25.5
2002      $ 39.5
2003      $ 73.8


Earnings Per Share
70% CAGR
        (Dollars)
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2000      $ .83
2001      $2.14
2002      $2.65
2003      $4.07



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                      Guidance For Remainder of 2004 & 2005
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                               Full Year        Full Year
                                 2004             2005

Earnings Per Diluted Share       $3.55          $3.80-$3.90

Common Dividends Per Share       $2.43          $2.64


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                       2005 Earnings Guidance Assumptions
                     Midpoint Assumptions of Forecast Range
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      Volumes in Billions                            (In Billions)
                                                     -------------
      Average MBS holdings                            $7.7 billion

      Average loans held for sale                      2.1 billion

      Loan originations                               19.5 billion

      Average servicing unpaid principal balance      18.1 billion


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                       2005 Earnings Guidance Assumptions
                     Midpoint Assumptions of Forecast Range
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                                                            (In millions)
                                                            -------------
Net interest income adjusted for market value losses due
  to erosion of MBS premiums and convexity associated
  with MBS held in trading classification                          $140

Gain on sale to third parties of loans and
  self-originated securities                                        318

Servicing revenue, net of amortization and impairment                21

Other Income                                                          6
                                                                   ----
  Total revenue                                                    $485

Non-interest expense                                                316

Income tax expense                                                    8
                                                                   ----
   Net earnings                                                    $161

Preferred dividends                                                   5
                                                                   ----
Earnings available to common shareholders                          $156
                                                                   ====
Average shares outstanding                                         40.6

Earnings per share                                                $3.85


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                                   [AHM LOGO]



                              Questions and Answers

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                     American Home Mortgage Investment Corp.

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